Exhibit 3.2

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 21, 2021 10:23 AM Pacific Time

Incorporation Number: BC0786966

Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:

LIONS GATE ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Delivery Address:
20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8
CANADA

Page: 1 of 4

DIRECTOR INFORMATION Last Name, First Name, Middle Name: Ostolaza, Yvette Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Clyburn, Mignon Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: SIMMONS, HARDWICK Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: BURNS, MICHAEL Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Fine, Emily Mailing Address: 2700 COLORADO BLVD SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO BLVD SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: FELTHEIMER, JON Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Page: 2 of 4

Last Name, First Name, Middle Name: McCaw, Susan Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Crawford, Gordon Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Rachesky, Mark Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: SIMM, DARYL Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Last Name, First Name, Middle Name: Fries, Michael T. Mailing Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES Delivery Address: 2700 COLORADO AVENUE SANTA MONICA CA 90404 UNITED STATES RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: December 7, 2016 December 7, 2016 AUTHORIZED SHARE STRUCTURE Page: 3 of 4

1. 200,000,000 Preference Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2. 500,000,000 CLASS A VOTING Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 3. 500,000,000 CLASS B NON-VOTING Shares Without Par Value With Special Rights or Restrictions attached _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Page: 4 of 4